Exhibit 10.37

Tenancy Agreement

Classification:

Agreement No.:

Landlord: Midelan Corporation

Tenant: Optronics International Corporation

Parking Space Number:

Room Number: Rooms 8 and 12 of Floor 8, Rooms 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 16 and 17 of

Floor 9 and Rooms 1, 3 and 5 of Floor 10

Rent Period: From January 1, 2009 to December 31, 2009

Tenancy Agreement

Landlord: Midelan Corporation (seal) (hereinafter referred to as “Party A”)

Legal representative: Wang Qing Ting (seal)

Tenant: Optronics International Corporation (seal) (hereinafter referred to as “Party B”)

Legal representative: Dr. Near (seal)

In faith whereof, it is agreed between the parties hereto as follows:

Article 1    Subject matter of rent

Party A shall lease Rooms 8 and 12 of Floor 8, Rooms 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 16 and 17 of Floor 9 and Rooms 1, 3 and 5 of Floor 10, twenty rooms in total (hereinafter referred to the “Premises”), at No. 81 Shueili Road, Hsinchu City on an as is basis to Party B to be used as office. The total area of the Premises is 1,677.39 Ping including public space. The location of the said premises is shown in Attached Drawing.

Article 2    Rent period

The rent period is from January 1, 2009 to December 31, 2009. This agreement shall be terminated automatically upon the expiration date hereof and shall not be extended without written consent of Party A.

Article 3    Rent

1.     The monthly rent shall be One Million Two Hundred Thousand New Taiwan Dollars (including tax).

2.     Party B shall pay the rent for the current month to Party A by check dated the first day of each month. In case Party B becomes delinquent in the payment of any rent, Party B shall pay to Party A interest on the monthly rent at the rate of 1% each day plus a penalty for delay. In case any month rent is ten days overdue, Party A is entitled to terminate this agreement and immediately stop water and power supply to the Premises; Party B should not raise any objection to such action and should vacate the Premises immediately and pay off all the rent, penalty and other charges due or payable.

Article 4    Security deposit

1.     The security deposit shall be Three Million Three Hundred Eighteen Thousand New Taiwan Dollars, which shall be paid by Party B to Party A on the execution date hereof and returned to Party B without interest after deducting all the charges due and payable by Party B hereunder on the expiration date hereof and after Party B has vacated the Premises, restored the Premises to their former state and changed its registered address.

2.     Party B should not request to use the security deposit to offset its rent during the period of this agreement or create any encumbrance on the receipt of the security deposit.

Article 5    Public space and facilities

1.     Public space and facilities include corridors, elevators, stair hall, toilets, tea room, electric room, air conditioning machine room and etc. Party B is entitled to pass through and use such facilities, but should not stack any articles upon or add any equipment to such facilities without authorization or do any thing that will affect the view or common use of such facilities.

2.     Party B shall be held responsible for any damages to public space and facilities due to Party B’s improper use of public space and facilities.

3.     Party B is responsible for applying to the Telecommunications Bureau for connecting line from Party A’s pre-laid pipeline and outlets to its telephones within the Premises at its own expenses.

4.     Party B shall abide by the Regulations of Xujia Economic & Trade Park in its use of the Premises. Party A is entitled to terminate this agreement in case Party B breaches the foregoing provision and fails to correct such breach after being notified or advised by Party A.

Article 6    Water and electricity charges, tax and management fee

1.     Party B shall pay water, electricity, telephone and utility charges, business tax and other expenses arising from its use of the Premises during the period of this agreement.

2.     Party A shall pay house tax and rental income tax.

3.     Party B shall pay management fee to the Building Management Committee. The management fee shall be calculated from the date of fitting-out.

4.     The management fund shall be One Hundred New Taiwan Dollars per Ping. Party B shall pay a management fund of One Hundred Sixty Seven Thousand Seven Hundred Thirty Nine New Taiwan Dollars to the Building Management Committee via Party A at the execution hereof as working capital for building management. The said management fund will be returned to Party B without interest after Party B vacates the Premises upon the expiration of this agreement.

Article 7    Decoration and fitting-out

1.     In case Party B wants to decorate or fit out the Premises, it shall get prior written consent of Party A and bear all expenses arising therefrom. Upon the expiration of this agreement, Party B shall restore the Premises to their former state without any damages to the Premises. In case Party B fails to restore the Premises to their former state within ten days after the expiration of this agreement, Party B agrees that Party A is entitled to restore the Premises to their former state and Party B shall bear the expenses of demolishment, waste disposal, clearing and restoration arising therefrom and pay rent for the days delayed.

2.     Definition of former state of the Premises: ceiling: as shown in the Attached Drawing of Layout of Ceiling Light; wall: original materials of fireproof partition wall; floor: polished cement floor.

3.     Party B shall ensure that its fitting-out materials comply with the provisions of fire control laws and regulations and obtain fireproof, [illegible], heat resistance and other relevant certificates and nameplate of such fitting-out materials issued by competent authorities from the fitting-out contractor for future reference. Party B shall be held responsible for and hold Party A harmless against any non-compliance of the fitting-out works of Party B found by any competent authorities or any damages and losses arising therefrom.

Article 8    Restrictions on the use of the Premises

In its use of the Premises, Party B shall exercise due care of a good administrator and shall not do the following businesses or acts:

1.     Not to use the Premises as residence or kitchen or do any thing which will affect the hygiene, security, public order or tranquility.

2.     Not to store any prohibited articles or do any illegal business in the Premises.

3.     Not to use excessive electric appliances, install high-voltage electric apparatus or neon tubes, or alter originally designed electric equipment and line without authorization.

4.     Not to conduct any business of, test or store hazardous goods in the Premises or take any prohibited articles into the Premises.

5.     Party B shall not post or hang any advertisement or signboard onto the exterior wall or inner or outer glasses of the Premises, in order to maintain the overall beauty of the building.

6.     Unless otherwise agreed by Party A, Party B should not underlet, sublet, transfer, assign or otherwise offer to use the Premises or any part or parts thereof to any third party, except to its subsidiary or affiliate.

Article 9 Compensation

Party B shall keep intact the Premises and public facilities and repair or make compensation for the damages to the Premises or any public facilities caused by Party B or any of Party B’s affiliates intentionally or due to negligence.

Article 10  Return of the Premises

1.     Upon the expiration or termination of this agreement, Party B shall vacate and restore the Premises to their former state and then return the Premises to Party A after being checked and accepted by Party A. Party B shall not claim any removal expense, fitting-out expense or any other expenses against Party A.

2.     After the expiration or termination of this agreement, Party B shall change its registered address.

3.     In case Party B’s vehicles still occupy the parking space provided to it hereunder after the expiration or termination of this agreement, Party A is entitled to tow such vehicles out of the parking lot. The expenses arising therefrom shall be deducted from the security deposit and Party A shall not be responsible for any damages or loss of such vehicles during the period that such vehicles are towed out of the parking lot.

Article 11  Early termination

In case any party wishes to terminate this agreement prior to the expiration date of this agreement, Party B shall notify Party A in writing two months before the date that this agreement is about to be terminated and unconditionally allow Party A to deduct half of the security deposit as withdrawal penalty. Party B still needs to pay all the charges due and carry out its obligations hereunder before the date that it vacates the Premises. After Party B returns the Premises in good conditions to Party A, Party A shall pay back the monthly rent to Party B after deducting all the charges payable by Party B.

Article 12 Breach of this agreement

1.     In case Party B breaches any provisions of this agreement, Party A shall have right to terminate this agreement immediately and confiscate the security deposit; Party B shall return the Premises to Party A according to the provisions of Article 10.

2.     In case Party B fails to return the Premises after the expiration or termination of this agreement, Party A is entitled to impose a punitive penalty on Party A at the amount of three times of original rent from the date of the expiration or termination of this agreement to the date that Party B completely vacates the Premises.

Article 13  Adjustment of rent

Party B agrees that during the period of this agreement, Party A is entitled to adjust the monthly rent by the end of each year, provided that the range of such adjustment shall not exceed 10% of the previous monthly rent.

Article 14  Advance notice of rent period

1.     Party B shall notify Party A two months before the expiration date of this agreement whether it wishes to extend this agreement. In case Party B wishes to and Party A also agrees to extend this agreement, both parties shall enter into a new tenancy agreement 15 days before the expiration date of this agreement.

2.     Any notice given under this agreement shall be in writing and delivered to the address provided herein.

Article 15  Both parties shall strictly adhere to this agreement during the rent period. All disputes arising in connection with this agreement shall be settled amicably through negotiations. The parties elect the Hsinchu Local Court as the court of first instance to decide on any question arising here from.

Article 16  This agreement is made in two originals, one copy to be held the parties hereto respectively..

Remark: In case Party A intends to lease the Premises to any third party upon the expiration of this agreement, Party B shall have the priority to lease the Premises under same conditions provided that the provisions of Article 14 have been satisfied.

Party A (Landlord): Midelan Corporation (seal)

Legal representative: Wang Qing Ting (seal)

Unified code: [illegible]

Address: 2 Floor 10, No. 81 Shueili Road, Hsinchu City

Telephone: (03) 5721305

Party B (Tenant): Optronics International Corporation (seal)

Legal representative: Dr. Near (seal)

Unified code: 84149792

Address: No. 81 Second Park Road, Hsinchu Science Park

Telephone: (03) 5169222

January 1, 2009

Attached Drawing: Layout of Lights

[see source for the drawing]

List of Indoor Facilities

Floor: 8F, Room: 8, 12

Note: The amount and position of facilities shall be checked according to this list when the client leases the Premises and terminates lease of the Premises.

1.     Items not to be altered:

a)      Exterior wall and indoor aluminum windows;

b)      Walls and floor of the lobby; and

c)      Indoor security control system and intercom.

2.     In case of any alteration to any other facilities, the client shall submit the drawing to the management office for review and put down related issues in meeting minutes (which effect shall be equal to the tenancy agreement).

3.     Upon the expiration or termination of the tenancy agreement, the client shall restore the following equipment to their former position subject to the finished plan of this project (including internal pipelines of water, electricity, fire control and communications).

4.     A water meter is installed at each of Rooms 5, 7, 10 and 12 of each floor.

5.     Other regulations on construction shall be subject to the Detailed Rules and Regulations on Fitting-out Works at Xujia Economic & Trade Park.

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

One. Fitting-out facilities

No.	Description of facility	Specification	Brand	Remark
1	Aluminum & light steel joist ceilings	9*603*603mm (cherry blossom pattern)	Jiabao base gypsum board (GB-L)	If the indoor partition wall cuts the ceiling, the ceiling should be leveled or re-constructed when the tenancy is terminated.
2	Wall paint	Cement paint	Hong 450	One undercoat and one top coat
3	Aluminum windows	BUW100# (green powder coating)	Yali Curtain	Refer to the contract of this project XGH No. 019 for detailed specifications.
4	Aluminum window glass	5mm green half-reflecting tempered glass	Taiwan Glass	Gray Dow Corning silicone
5	Light steel joist gypsum board	4-point Grade A gypsum board	Global gypsum board	Galvanized framework, 7.5cm wide, space 45cm
		R8 sound insulating glass wool	/	Corridor partition wall
6	Stainless steel door	223*180 (cm) 180º double door (top and bottom bolt)	Refer to the remark for details

Stainless steel door: material: stainless steel plate #034, door frame 1.5mm (thickness of steel plate), door leaf 1.5mm (thickness of steel plate), 5mm tempered transparent glass embedded (refer to XGH No. 031 contract for related [illegible])

		Two top hinges	R510
		One set of horizontal lock	WALES 406-26D
		One set of reversible handle (H Type- Copper head)	/

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Two. Electrical and water supply & drainage facilities

No.	Description of facility		Specification	Brand	Unit	Quantity	Remark
		NFB (no-fuse breaker)	125 A/3p	Taian	PC	1	Including one set of command control lights for air conditioner
1	Master switch box
	(380V/ 220V)	NFB (no-fuse breaker)	75 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/1p	Taian	PC	11
2	Master switch box (190V/ 110V)	NFB (no-fuse breaker) NFB (no-fuse breaker)	40 A/3p 20 A/1p	Taian Taian	PC PC	1 8
3	Transformer		380V converted into 11V (10KVA)	Yudong	PC	1
4	Light switch		Single break switch	International	PC	6
5	Outlet		Duplex receptacle (grounded)	International	PC	22
5	Light		2 chi * 4 chi (220V)	Xuguang	PC	24
6	Temperature control switch for air conditioner		Temperature control three-speed (13*8.5*3.5cm)	Xintai	PC	6
7	Cooling fan (CF)		800 minutes /cubic feet (individual 220V 60HZ)	Tianji SR	Unit	2	Hidden high static pressure (including SUS defrosting tray)
			1000 minutes /cubic feet (individual 220V 60HZ)			4
8	Air outlet for air conditioner		60*60cm	Qunlong	PC	12
9	Air inlet for air conditioner		60*60cm	Qunlong	PC	6
10	Air supply		1 inch	South Asia or Pacific	Set	1	One water meter on the top floor (belonging to the water corporation)
11	Air drainage		2 inches		Set	1

Three. Telecommunication facilities

No.	Description	Specification	Brand	Unit	Quantity	Remark
1	Telecommunication box	10 pairs of terminals	None	Set	1	Box size: 35*40*10
2	Telephone connection box	Duplex receptacle (6-42H)	Pacific	PC	13	Duplex receptacle * 1; single receptacle *12

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Four. Fire-fighting facilities

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Air exhaust gate	220V	Shangde	Set	1	Size of exhaust outlet: 120*30 cm
2	Manual smoke exhausting device (fire alarm)	Indoor embedded type DC240/100mA	Meihua (MH-112T)	Set	1
3	Smoke detector	Local photoelectric type	Changlong (PHOTO)	PC	2
4	Differential detector	Local	Meihua	PC	3
5	Emergency exit indicator light	White lettering on green background 38*14*6cm	EL-615	PC	1	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH
6	Emergency light	PL-type emergency light	Apollo	PC	2	220V/13*1 fluorescent lamp
7	Dry chemical fire extinguisher	ABC 10 type	ABC 10 type	PC	2	Including direction board and hook
8	Fire alarm speaker	DV-501-5WL grade	Risheng	PC	2	Speaker: 8, 5W/AC, above 100V; volume: above 95Db
9	Slowly descending device	Mechanical brake type (10kg)	Andaxing	Set	None
10	Slowly descending device indicator light	Black lettering on white background 38*14*6cm	EL-615	PC	None	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH

Five. Security control facilities (the facilities listed under this item should not be altered)

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Anti-theft imprinter	PG-878M-TFO	PEGASUS	PC	1
2	Indoor intercom	DH-306	Ruiyan	PC	1
3	Indoor security control system	SA-309	Ruiyan	PC	1
4	Ceiling infrared sensor	PA-370 (diameter: 11.5cm)	PUNIX	PC	1
5	Pushbutton and single break switch	/	International	Set	1

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

List of Indoor Facilities

Floor: 8F, Room: 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, 12, 13, 15, 16, 17

Note: The amount and position of facilities shall be checked according to this list when the client leases the Premises and terminates lease of the Premises.

1.               Items not to be altered:

a)                  Exterior wall and indoor aluminum windows;

b)                 Walls and floor of the lobby; and

c)                  Indoor security control system and intercom.

2.               In case of any alteration to any other facilities, the client shall submit the drawing to the management office for review and put down related issues in meeting minutes (which effect shall be equal to the tenancy agreement).

3.               Upon the expiration or termination of the tenancy agreement, the client shall restore the following equipment to their former position subject to the finished plan of this project (including internal pipelines of water, electricity, fire control and communications).

4.               A water meter is installed at each of Rooms 5, 7, 10 and 12 of each floor.

5.               Other regulations on construction shall be subject to the Detailed Rules and Regulations on Fitting-out Works at Xujia Economic & Trade Park.

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

One. Fitting-out facilities

No.	Description of facility	Specification	Brand	Remark
1	Aluminum & light steel joist ceilings	9*603*603mm (cherry blossom pattern)	Jiabao base gypsum board (GB-L)	If the indoor partition wall cuts the ceiling, the ceiling should be leveled or re-constructed when the tenancy is terminated.
2	Wall paint	Cement paint	Hong 450	One undercoat and one top coat
3	Aluminum windows	BUW100# (green powder coating)	Yali Curtain	Refer to the contract of this project XGH No. 019 for detailed specifications.
4	Aluminum window glass	5mm green half-reflecting tempered glass	Taiwan Glass	Gray Dow Corning silicone
5	Indoor skirting board	10cm PVC foam skirting board	/
6	Light steel joist gypsum board	4-point Grade A gypsum board	Global gypsum board	Galvanized framework, 7.5cm wide, space 45cm
		R8 sound insulating glass wool	/	Corridor partition wall
7	Stainless steel door	223*180 (cm) 180° double door (top and bottom bolt)	Refer to the remark for details

Stainless steel door: material: stainless steel plate #034, door frame 1.5mm (thickness of steel plate), door leaf 1.5mm (thickness of steel plate), 5mm tempered transparent glass embedded (refer to XGH No. 031 contract for related [illegible])

		Two top hinges	R510
		One set of horizontal lock	WALES 406-26D
		One set of reversible handle (H Type- Copper head)	/

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Two. Electrical and water supply & drainage facilities

No.	Description of facility		Specification	Brand	Unit	Quantity	Remark
1	Master switch box	NFB (no-fuse breaker)	125 A/3p	Taian	PC	1	Including one set of command control lights for air conditioner
	(380V/ 220V)	NFB (no-fuse breaker)	50 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/1p	Taian	PC	10
2	Master switch box (190V/ 110V)	NFB (no-fuse breaker) NFB (no-fuse breaker)	40 A/3p 20 A/1p	Taian Taian	PC PC	1 8
3	Transformer		380V converted into 11V (10KVA)	Yudong	PC	1
4	Light switch		Single break switch	International	PC	5
5	Outlet		Duplex receptacle (grounded)	International	PC	17
5	Light		2 chi * 4 chi (220V)	Xuguang	PC	18	Total of E, F, M, N and O
6	Temperature control switch for air conditioner		Temperature control three-speed (13*8.5*3.5cm)	Xintai	PC	4
7	Cooling fan (CF)		1400 minutes /cubic feet (individual 220V 60HZ)	Tianji SR	Unit	2	Hidden high static pressure (including SUS defrosting tray)
			1000 minutes /cubic feet (individual 220V 60HZ)			2
8	Air outlet for air conditioner		60*60cm	Qunlong	PC	10
9	Air inlet for air conditioner		60*60cm	Qunlong	PC	4
10	Air supply		1 inch	South Asia or Pacific	Set	1	One water meter on the top floor (belonging to the water corporation)
11	Air drainage		2 inches		Set	1

Three. Telecommunication facilities

No.	Description	Specification	Brand	Unit	Quantity	Remark
1	Telecommunication box	10 pairs of terminals	None	Set	1	Box size: 35*40*10
2	Telephone connection box	Duplex receptacle (6-42H)	Pacific	PC	11

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Four. Fire-fighting facilities

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Air exhaust gate	220V	Shangde	Set	1	Size of exhaust outlet: 120*30 cm
2	Manual smoke exhausting device (fire alarm)	Indoor embedded type DC240/100mA	Meihua (MH-112T)	Set	1
3	Smoke detector	Local photoelectric type	Changlong (PHOTO)	PC	2
4	Differential detector	Local	Meihua	PC	2
5	Emergency exit indicator light	White lettering on green background 38*14*6cm	EL-615	PC	1	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH
6	Emergency light	PL-type emergency light	Apollo	PC	1	220V/13*1 fluorescent lamp
7	Dry chemical fire extinguisher	ABC 10 type	ABC 10 type	PC	1	Including direction board and hook
8	Fire alarm speaker	DV-501-5WL grade	Risheng	PC	2	Speaker: 8, 5W/AC, above 100V; volume: above 95Db
9	Slowly descending device	Mechanical brake type (10kg)	Andaxing	Set	None
10	Slowly descending device indicator light	Black lettering on white background 38*14*6cm	EL-615	PC	None	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH

Five. Security control facilities (the facilities listed under this item should not be altered)

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Anti-theft imprinter	PG-878M-TFO	PEGASUS	PC	1
2	Indoor intercom	DH-306	Ruiyan	PC	1
3	Indoor security control system	SA-309	Ruiyan	PC	1
4	Ceiling infrared sensor	PA-370 (diameter: 11.5cm)	PUNIX	PC	1
5	Pushbutton and single break switch	/	International	Set	1

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

List of Indoor Facilities

Floor: 10F, Room: 1, 3, 5

Note: The amount and position of facilities shall be checked according to this list when the client leases the Premises and terminates lease of the Premises.

1.               Items not to be altered:

a)                  Exterior wall and indoor aluminum windows;

b)                 Walls and floor of the lobby; and

c)                  Indoor security control system and intercom.

2.               In case of any alteration to any other facilities, the client shall submit the drawing to the management office for review and put down related issues in meeting minutes (which effect shall be equal to the tenancy agreement).

3.               Upon the expiration or termination of the tenancy agreement, the client shall restore the following equipment to their former position subject to the finished plan of this project (including internal pipelines of water, electricity, fire control and communications).

4.               A water meter is installed at each of Rooms 5, 7, 10 and 12 of each floor.

5.               Other regulations on construction shall be subject to the Detailed Rules and Regulations on Fitting-out Works at Xujia Economic & Trade Park.

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

One. Fitting-out facilities

No.	Description of facility	Specification	Brand	Remark
1	Aluminum & light steel joist ceilings	9*603*603mm (cherry blossom pattern)	Jiabao base gypsum board (GB-L)	If the indoor partition wall cuts the ceiling, the ceiling should be leveled or re-constructed when the tenancy is terminated.
2	Wall paint	Cement paint	Hong 450	One undercoat and one top coat
3	Aluminum windows	BUW100# (green powder coating)	Yali Curtain	Refer to the contract of this project XGH No. 019 for detailed specifications.
4	Aluminum window glass	5mm green half-reflecting tempered glass	Taiwan Glass	Gray Dow Corning silicone
5	Light steel joist gypsum board	4-point Grade A gypsum board R8 sound insulating glass wool	Global gypsum board /	Galvanized framework, 7.5cm wide, space 45cm Corridor partition wall
6	Stainless steel door	223*180 (cm) 180° double door (top and bottom bolt)	Refer to the remark for details

Stainless steel door: material: stainless steel plate #034, door frame 1.5mm (thickness of steel plate), door leaf 1.5mm (thickness of steel plate), 5mm tempered transparent glass embedded (refer to XGH No. 031 contract for related [illegible])

		Two top hinges	R510
		One set of horizontal lock	WALES 406-26D
		One set of reversible handle (H Type- Copper head)	/

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Two. Electrical and water supply & drainage facilities

No.		Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Master switch box (380V/ 220V)	NFB (no-fuse breaker)	125 A/3p	Taian	PC	1	Including one set of command control lights for air conditioner
		NFB (no-fuse breaker)	50 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/1p	Taian	PC	10
2	Master switch box (190V/ 110V)	NFB (no-fuse breaker)	40 A/3p	Taian	PC	1
		NFB (no-fuse breaker)	20 A/1p	Taian	PC	8
3		Transformer	380V converted into 11V (10KVA)	Yudong	PC	1
4		Light switch	Single break switch	International	PC	5
5		Outlet	Duplex receptacle (grounded)	International	PC	17
5		Light	2 chi * 4 chi (220V)	Xuguang	PC	60	Total of E, F, M, N and O
6		Temperature control switch for air conditioner	Temperature control three-speed (13*8.5*3.5cm)	Xintai	PC	4
7		Cooling fan (CF)	1400 minutes /cubic feet (individual 220V 60HZ)	Tianji SR	Unit	2	Hidden high static pressure (including SUS defrosting tray)
			1000 minutes /cubic feet (individual 220V 60HZ)			2
8		Air outlet for air conditioner	60*60cm	Qunlong	PC	10
9		Air inlet for air conditioner	60*60cm	Qunlong	PC	4
10		Air supply	1 inch	South Asia or Pacific	Set	None	One water meter on the top floor (belonging to the water corporation)
11		Air drainage	2 inches		Set	None

Three. Telecommunication facilities

No.	Description	Specification	Brand	Unit	Quantity	Remark
1	Telecommunication box	10 pairs of terminals	None	Set	1	Box size: 35*40*10
2	Telephone connection box	Duplex receptacle (6-42H)	Pacific	PC	11

Five facility points are delivered this time (four pages).

Received by:

Xujia Economic & Trade Park

Four. Fire-fighting facilities

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Air exhaust gate	220V	Shangde	Set	1	Size of exhaust outlet: 120*30 cm
2	Manual smoke exhausting device (fire alarm)	Indoor embedded type DC240/100mA	Meihua (MH-112T)	Set	1
3	Smoke detector	Local photoelectric type	Changlong (PHOTO)	PC	2
4	Differential detector	Local	Meihua	PC	2
5	Emergency exit indicator light	White lettering on green background 38*14*6cm	EL-615	PC	1	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH
6	Emergency light	PL-type emergency light	Apollo	PC	1	220V/13*1 fluorescent lamp
7	Dry chemical fire extinguisher	ABC 10 type	ABC 10 type	PC	1	Including direction board and hook
8	Fire alarm speaker	DV-501-5WL grade	Risheng	PC	2	Speaker: 8, 5W/AC, above 100V; volume: above 95Db
9	Slowly descending device	Mechanical brake type (10kg)	Andaxing	Set	None
10	Slowly descending device indicator light	Black lettering on white background 38*14*6cm	EL-615	PC	None	220V/ 0.22A, tube FL-10W*2 Battery: 6V/2.3AH

Five. Security control facilities (the facilities listed under this item should not be altered)

No.	Description of facility	Specification	Brand	Unit	Quantity	Remark
1	Anti-theft imprinter	PG-878M-TFO	PEGASUS	PC	1
2	Indoor intercom	DH-306	Ruiyan	PC	1
3	Indoor security control system	SA-309	Ruiyan	PC	1
4	Ceiling infrared sensor	PA-370 (diameter: 11.5cm)	PUNIX	PC	1
5	Pushbutton and single break switch	/	International	Set	1

Five facility points are delivered this time (four pages).

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